UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

VIVANI MEDICAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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Your control number Your vote matters! Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10 - K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 27, 2024 For Stockholders of Record as of April 29, 2024 To order paper materials, use one of the following methods. Internet: www.investorelections.com/VANI Call: 1 - 866 - 648 - 8133 Email: paper@inves t orelections . com * If requesting material by e - mail, please send a blank e - mail with the 12 digit control number (located above) in the subject line. No other requests, instructions or other inquiries should be included with your e - mail requesting material. Vivani Medical, Inc. Annual Meeting of Stockholders Thursday, June 27, 2024 10:00 AM, Pacific Time Annual Meeting to be held live via the Internet. Please visit www.proxydocs.com/VANI for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/VANI For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/VANI To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper . Proxy materials can be distributed by making them available on the Internet . You will not receive a paper or e - mail copy unless you make a request following the instructions below . If you want to receive a paper or e - mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before March 26, 2024. P.O. BOX 8016, CARY, NC 27512 - 9903 Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved Scan QR for digital voting

PROPOSAL 1. To elect the six directors from the nominees named in the accompanying proxy statement to hold office for the ensuing year and until their successors are duly elected and qualified; 1. Gregg Williams 2. Aaron Mendelsohn, J.D. 3. Dean Baker, Ph.D. 4. Daniel Bradbury 5. Alexandra Larson, J.D., M.B.A. 6. Adam Mendelsohn, Ph.D. 2. To ratify the appointment by the Audit Committee of our Board of Directors of BPM LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024. 3. To approve, on a non - binding advisory basis, the compensation of the Company's named executive officers; and To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, AND 3 Vivani Medical, Inc. Annual Meeting of Stockholders